Exhibit 99.1

FIFTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT, dated as of July 21, 2009 (this “Amendment”), to the Credit Agreement referred to below, by and among NEWTEK SMALL BUSINESS FINANCE, INC., a New York corporation (“Borrower”), the other Credit Parties signatory thereto and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Lender”).

W I T N E S S E T H

WHEREAS, Borrower, the other Credit Parties signatory thereto and Lender are parties to that certain Credit Agreement, dated as of August 31, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Lender and Borrower have agreed to amend certain provisions of the Credit Agreement, in the manner, and on the terms and conditions, provided for herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein (including the Recitals) shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.

2. Amendments. Pursuant to Section 11.2 of the Credit Agreement, as of the Fifth Amendment Effective Date, Lender and Borrower hereby amend the Credit Agreement as follows:

(a) Amendment to Section 1.5(a) of the Credit Agreement. Section 1.5(a) of the Credit Agreement is hereby amended and restated as of the Fifth Amendment Effective Date to read as follows:

“(a) Borrower shall pay interest to Lender in arrears on each applicable Interest Payment Date, at the Index Rate plus the Applicable Revolver Index Margin per annum or, at the election of Borrower, the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin per annum.

As of the Fifth Amendment Effective Date, the Applicable Margins are as follows:

Applicable Revolver Index Margin	3.00%

Applicable Revolver LIBOR Margin	4.00%

Provided, however, that as of July 1, 2009, and for each successive calendar quarter thereafter, the Applicable Margins shall increase by 25 basis points each quarter. For example, as of the calendar quarter beginning on July 1, 2009, the Applicable Margins as of Fifth Amendment Effective Date as set forth immediately above shall be increased by 25 basis points each, and the Applicable Margins would then be:

Applicable Revolver Index Margin	3.25%

Applicable Revolver LIBOR Margin	4.25	%”

(b) Amendment to Article 5 of the Credit Agreement. Article 5 of the Credit Agreement is hereby amended as of the Fifth Amendment Effective Date by inserting the following new Section 5.20 at the end thereof:

“5.20 Refinancing. No later than (i) October 31, 2009, Borrower shall have obtained and delivered to Lender a written letter of intent, in form and substance acceptable to Lender, issued by a financial institution acceptable to Lender pursuant to which such financial institution has indicated an interest, subject to due diligence, to provide a commitment to Borrower for a credit facility in an amount sufficient to refinance all of the Obligations, and (ii) February 28, 2010, Borrower shall have obtained and delivered to Lender a written commitment letter, in form and substance acceptable to Lender, issued by a financial institution acceptable to Lender and accepted by Borrower pursuant to which such financial institution has issued its commitment (which commitment may be subject to additional reasonable due diligence) to the Borrower to provide to Borrower a credit facility in an amount sufficient to refinance all of the Obligations on or prior to May 31, 2010.

(c) Amendments to Article 6 of the Credit Agreement. Article 6 of the Credit Agreement is hereby amended as of the Fifth Amendment Effective Date by inserting the following new Section 6.22 at the end thereof:

“6.22 Borrowing Availability. Borrower shall not permit Borrowing Availability to be equal to or less than $500,000 at any time.”

(d) Amendments to Annex A of the Credit Agreement.

(i) Annex A of the Credit Agreement is hereby amended as of the Fifth Amendment Effective Date by amending and restating the following definitions:

“‘Applicable Borrowing Base %’ means from and after the Fifth Amendment Effective Date, (a) with regard to any Eligible SBA 7(a) Note Receivable that is included in the Borrowing Base on the Fifth Amendment Effective Date and is not a SBA 7(a) Guaranteed Note Receivable, 70%, (b) with regard to any Eligible SBA 7(a) Note Receivable that is not included in the Borrowing Base on the Fifth Amendment Effective Date, 65% if such Eligible SBA 7(a) Note Receivable is collateralized by commercial real property with an appraised value of at least 50% of the principal amount of such Eligible SBA 7(a) Note Receivable, or 50% if such Eligible SBA 7(a) Note Receivable is not collateralized by commercial real property with an appraised value of at least 50% of the principal amount of such Eligible SBA 7(a) Note Receivable, and (c) with regard to any SBA 7(a) Note Receivable that is included in the Borrowing Base on the Fifth Amendment Effective Date and is a SBA 7(a) Guaranteed Note Receivables, 75%.”

“‘LIBOR Rate’ means, for each LIBOR Period, a rate per annum equal to the offered rate per annum for deposits of Dollars for a LIBOR Period of three months (notwithstanding which LIBOR Period is selected) that appears on Reuters Screen LIBOR01 Page as of 11:00 A.M. (London, England time) two (2) Business Days prior to the first day in such LIBOR Period. If no such offered rate exists, such rate will be the rate of interest per annum, as determined by Lender (rounded upwards, if necessary, to the nearest 1/100 of 1%), at which deposits of Dollars in immediately available funds are offered at 11:00 A.M. (London, England time) two (2) Business Days prior to the first day in the applicable LIBOR Period by major financial institutions reasonably satisfactory to Lender in the London interbank market for a LIBOR Period of three months (notwithstanding which LIBOR Period is selected) and for an amount equal or comparable to the principal amount of the Loans to be borrowed, converted or continued as LIBOR Loans on such date of determination.”

“‘Revolving Loan Commitment’ means the commitment of Lender to make Revolving Credit Advances, which commitment shall be FIFTEEN MILLION DOLLARS ($15,000,000) on and as of the Fifth Amendment Effective Date, as such amount may be adjusted, from time to time in accordance with the Agreement.”

(ii) Annex A of the Credit Agreement is hereby amended as of the Fifth Amendment Effective Date by inserting the following new definitions in the appropriate alphabetical order therein:

“‘Fifth Amendment’ means the Fifth Amendment and Consent to Credit Agreement, dated as of July 21, 2009, among Lender, Borrower and the other Credit Parties signatory thereto.”

“‘Fifth Amendment Effective Date’ means July 21, 2009 or such later date that each of the conditions specified in Section 10 of the Fifth Amendment are satisfied.”

(iii) The definition of “Commitment Termination Date” set forth in Annex A of the Credit Agreement shall be amended as of the Fifth Amendment Effective Date by deleting “August 30, 2009” where it appears therein and inserting “May 31, 2010” in place of thereof.

(e) Amendment to Annex G of the Credit Agreement. Paragraph (b) of Annex G of the Credit Agreement is hereby amended and restated as of the Fifth Amendment Effective Date as follows:

“(b) Minimum Senior Charge Coverage Ratio. Borrower and its Subsidiaries shall have on a consolidated basis at the end of each Fiscal Month, a Senior Charge Coverage Ratio for the period then ended (commencing January 1, 2009) of not less than 1.15:1.00 for such period, up to a 12-month look-back period.”

3. Representations and Warranties. To induce Lender to enter into this Amendment, Borrower and the other Credit Parties make the following representations and warranties to Lender:

(a)	The execution, delivery and performance of this Amendment and the performance of the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”) by the Credit Parties: (i) are within each such Credit Party’s organizational power; (ii) have been duly authorized by all necessary or proper organizational and shareholder action; (iii) do not contravene any provision of any Credit Party’s charter or bylaws or other constituent documents; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party is a party or by which any Credit Party or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of any Credit Party other than those in favor of Lender, pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority (other than the SBA) or any other Person.

(b)	This Amendment has been duly executed and delivered by or on behalf of Borrower and each other applicable Credit Party.

(c)

Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of Borrower and each other applicable Credit Party enforceable against Borrower and each such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d)	No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

(e)	No action, claim or proceeding is now pending or, to the knowledge of Borrower or any other Credit Party, threatened against Borrower or any other Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which (i) challenges Borrower’s or, to the extent applicable, any other Credit Party’s right, power, or competence to enter into this Amendment or perform any of their respective obligations under this Amendment, the Amended Credit Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended Credit Agreement or any other Loan Document or any action taken under this Amendment, the Amended Credit Agreement or any other Loan Document or (ii) if determined adversely, is reasonably likely to have or result in a Material Adverse Effect. To the knowledge of Borrower and the other Credit Parties, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

(f)	After giving effect to this Amendment, the representations and warranties of Borrower and the other Credit Parties contained in the Amended Credit Agreement and each other Loan Document are true and correct on and as of the Fifth Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date and with all references therein to the Closing Date being deemed to be references to the Fifth Amendment Effective Date.

4. Remedies. This Amendment shall constitute a Loan Document. The breach by Borrower or any other Credit Party of any representation, warranty, covenant or agreement in this Amendment shall constitute an immediate Event of Default hereunder and under the other Loan Documents.

5. No Other Amendments or Consents. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, except as specifically provided herein, this Amendment shall not be deemed an amendment or waiver of, or consent with respect to any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

6. Continuation of Obligations and Liens. Borrower and each other Credit Party hereby acknowledges, agrees and affirms (a) its obligations under the Credit Agreement and the other Loan Documents, including, without limitation, if applicable, its guaranty obligations thereunder, (b) that such guaranty shall apply to all Obligations as specified in the Guaranty, (c) the grant of the security interest in substantially all of its assets pursuant to the Loan Documents, and (d) that such liens and security interests created and granted are valid and continuing and secure all of the Obligations.

7. Outstanding Indebtedness; Waiver of Claims. Borrower and each other Credit Party hereby acknowledges and agrees that the aggregate outstanding principal amount of the Revolving Loan as of the Fifth Amendment Effective Date is $15,000,000 and is payable pursuant to the Credit Agreement, as modified hereby, without defense, offset, withholding, counterclaim or deduction of any kind. Borrower and the other Credit Parties hereby acknowledge that they have no Claims (as hereinafter defined) arising out of or relating to the Credit Agreement or any other Loan Document (including, without limitation, as a result of credit having been extended thereunder) against Lender and its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, subsidiary corporations, parent corporations and related corporate divisions and their respective successors and assigns (all of the foregoing being the “Released Persons”) and hereby waive, release, remise and forever discharge Lender and each other Released Person from any and all Claims of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any Released Person prior to and including the date hereof, and in any way directly or indirectly arising out of or relating to the Credit Agreement or any other Loan Document. For purposes hereof, “Claims” shall mean all liabilities, obligations, losses, damages, penalties, actions, judgments, suits or claims which may be instituted or asserted against or incurred by such Released Person as the result of credit having been extended under the Credit Agreement or any other Loan Document or otherwise arising in connection with the transactions contemplated thereunder.

8. Amendment Fee. To induce Lender to enter into this Amendment, Borrower hereby agrees to pay to Lender a non-refundable amendment fee in the amount of $150,000 in immediately available funds, which shall be fully earned and payable on the Fifth Amendment Effective Date (the “Amendment Fee”).

9. Fees and Expenses. Borrower and the other Credit Parties hereby reconfirm their respective obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Lender for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

10. Effectiveness. This Amendment shall become effective only upon satisfaction in full in the judgment of Lender of each of the following conditions (such date, the “Fifth Amendment Effective Date”):

(a)	Amendment. Lender shall have received facsimile or electronic copies of this Amendment duly executed and delivered by Lender and Borrower and acknowledged and agreed to by each other Credit Party.

(b)	Representations and Warranties. The representations and warranties of or on behalf of Borrower and the other Credit Parties in this Amendment shall be true and correct in all respects on and as of the Fifth Amendment Effective Date.

(c)	Amendment Fee. Lender shall have received payment of the Amendment Fee.

(d)	Payment of Fees and Expenses. Paul, Hastings, Janofsky & Walker LLP, counsel to Lender shall have received a federal funds wire transfer in the account listed below in the amount of $33,504.18 in payment of unpaid fees and expenses of Lender’s counsel through July 21, 2009 payable by the Borrower under the Credit Agreement. Such payment should be sent by federal funds wire transfer to account number 14599-04796 in the name of Paul, Hastings, Janofsky & Walker LLP, Bank of America, 100 West 33rd Street, New York, New York, 10001, ABA number: 0260-0959-3, CHIPS Address: 0959, Swift Code#: BOFAUS3N, Reference: 56703.00040 – Newtek 2.

(e)	Mandatory Prepayment. Borrower shall make any mandatory prepayment required by Section 1.3(b)(i) of the Amended Credit Agreement.

(f)	Borrowing Availability. Borrowing Availability as calculated under the Amended Credit Agreement shall be equal to or greater than $500,000.

(g)	SBA Approval. Lender shall have received prior written consent of the SBA for this Amendment, or Borrower shall have shown to Lender’s satisfaction that no SBA consent is required.

11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

12. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWER:

NEWTEK SMALL BUSINESS FINANCE, INC.

By:	/s/ Barry Sloane
Name:	Barry Sloane
Title:	Chief Executive Officer

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:	/s/ Philip F. Carfora
Name:	Philip F. Carfora
Title:	Its Duly Authorized Signatory

The undersigned Credit Parties hereby (i) acknowledge this Amendment and (ii) confirm and agree that their obligations under their respective Guaranties shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment.

SMALL BUSINESS LENDING, INC.

By:	/s/ Barry Sloane
Name:	Barry Sloane
Title:	Chief Executive Officer

CCC REAL ESTATE HOLDING CO. LLC

By:	/s/ Barry Sloane
Name:	Barry Sloane
Title:	Chief Executive Officer

The undersigned hereby (i) acknowledges this Amendment and (ii) confirms and agrees that its obligations under the Pledge Agreement shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment.

NEWTEK BUSINESS SERVICES, INC.

By:	/s/ Barry Sloane
Name:	Barry Sloane
Title:	Chief Executive Officer

The undersigned participants hereby acknowledge, agree and consent to the Fifth Amendment.

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Carmen Caporrino
Name:	Carmen Caporrino
Title:	Vice President

SIGNATURE BANK

By:	/s/ Maria Hegi
Name:	Maria Hegi
Title:	Senior Vice President